  Exhibit 10.1

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (this “Agreement”) is dated as of December 11, 2019, between SANUWAVE Health, Inc., a Nevada corporation (the “Company”), and the purchasers identified on the signature page hereto (including their successors and assigns, the “Purchasers,” and each individually a “Purchaser”).

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to sell to the Purchasers, and each Purchaser desires to purchase from the Company, that aggregate number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), set forth opposite such Purchaser’s name on the signature page hereto (which aggregate number for all Purchasers together shall collectively be referred to herein as the “Common Shares”).

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

ARTICLE I
 DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means any day except any Saturday, any Sunday, any day that is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Common Shares pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount, (ii) the Company’s obligations to deliver the Common Shares, in each case, have been satisfied or waived, and (iii) the Company has received the full Subscription Amount for such Common Shares in immediately available funds, but in no event later than the third Trading Day following the date hereof.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries that would entitle the holder thereof to acquire, at any time, Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit A attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Shares by each Purchaser as provided for in the Registration Rights Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means the aggregate amount to be paid for the Common Shares purchased hereunder as specified below the Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE II
PURCHASE AND SALE OF COMMON SHARES

2.1 Purchase of Common Shares; Closing. On the Closing Date, upon the terms and subject to satisfaction of the conditions set forth in Section 2.3, below, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchaser agrees to purchase, the amount of Common Shares as set forth on the signature page hereto. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Company or such other location as the parties shall mutually agree. The parties agree that the Closing may occur remotely by the electronic delivery of the closing documents set forth in Section 2.2(a) and (b), with delivery of original, executed documents to follow promptly thereafter.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a certificate or certificates for the number of shares of Common Stock, equal to the number of Common Shares set forth on the signature page hereto; and

(iii) the Registration Rights Agreement duly executed by the Company.

(b) On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by the Purchaser;

(ii) the delivery of the Registration Rights Agreement duly executed by the Purchaser; and

(iii) immediately available funds equal to the Purchaser’s Subscription Amount by wire transfer in accordance with the Company’s written wire instructions to the account as set forth on the signature page hereto.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of each Purchaser contained herein (unless as of a specific date therein, in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein, in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the U.S. Securities and Exchange Commission (the “Commission”) or the Company’s principal Trading Market, and, from the date hereof and at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, makes it reasonably impracticable or inadvisable to purchase the Common Shares at the Closing.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as described in the SEC Reports (as defined in Section 3.1(h), below) or any information contained or incorporated therein, which collectively shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the SEC Reports, the Company hereby makes the following representations and warranties to the Purchaser that, as of the date hereof and as of the Closing Date:

(a) Subsidiaries. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries, or any of them, in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except to the extent that any such default would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”), provided that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) a change in the market price or trading volume of the Common Stock or (ii) a change in general economic conditions or affecting the industry in which the Company operates generally (as opposed to Company-specific changes), so long as such changes do not have a materially disproportionate effect on the Company. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a Material Adverse Effect, and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company, and no further action is required by the Company, the board of directors of the Company (the “Board of Directors”) or the Company’s stockholders in connection herewith or therewith, other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Common Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) application(s) to each applicable Trading Market for the listing of the Common Shares for trading thereon in the time and manner required thereby and (iii) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Common Shares. The Common Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. Assuming the accuracy of each of the representations and warranties of each Purchaser set forth in Section 3.2 of this Agreement, the offer and issuance by the Company of the Common Shares is exempt from registration under the Securities Act.

(g) Capitalization. As of the date hereof, the capitalization of the Company is described in Schedule 3.1(g) attached hereto. The Company has not issued any capital stock since its most recently filed periodic report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Common Shares or as disclosed in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Common Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Other than the Required Approvals, no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Common Shares. Except as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, are collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal recurring adjustments.

(i) Absence of Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

(j) No Undisclosed Events, Liabilities or Developments. Except for the issuance of the Common Shares contemplated by this Agreement or as disclosed in the SEC Reports, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

(k) Absence of Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) that (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Common Shares or (ii) would reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty that would be required to be disclosed in SEC Reports. There has not been, and, to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or, to the knowledge of the Company, any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(l) Employee Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company that would reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all United States federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(m) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except, in each case, as would not reasonably be expected to result in a Material Adverse Effect.

(n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted as described in the SEC Reports, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or adverse modification of any Material Permit.

(o) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance, except where the failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect.

(p) Intellectual Property Rights. Except as set forth in the SEC Reports, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other similar intellectual property rights that are used in and necessary for the conduct of their respective businesses as currently conducted as described in the SEC Reports and which the failure to so have would reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received notice (written or otherwise) that the conduct of its business as currently conducted as described in the SEC Reports violates or infringes upon the intellectual property rights of others, except for such conflicts or infringements that, individually or in the aggregate, are not reasonably likely to result in a Material Adverse Effect. To the knowledge of the Company, all of the Intellectual Property Rights of the Company and its Subsidiaries are enforceable. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy and confidentiality of all of their Intellectual Property Rights, except where failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case, in excess of $150,000, other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(s) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date, except where the failure to be in compliance would not result in a Material Adverse Effect.

(t) Internal Accounting and Disclosure Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(u) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(v) Investment Company Status. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Common Shares, will not be or be an Affiliate of, and for so long as the Purchasers hold any Common Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act. To the Company’s knowledge, the Company is not controlled by an “investment company.”

(w) Registration Rights. Except as described in the SEC Reports or pursuant to the Registration Rights Agreement, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(x) Listing and Maintenance Requirements. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(y) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Common Shares and the Purchaser’s ownership of the Common Shares.

(z) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that it believes constitutes material, non-public information. The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement, each as of the date of its issuance, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Purchaser does not make and has not made any representations or warranties with respect to the transactions contemplated hereby, other than those specifically set forth in Section 3.2 hereof.

(aa) No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, neither the Company nor any of its Affiliates, nor any Person acting on its or their behalves, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause this offering of the Common Shares to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(bb) Solvency. As disclosed in the SEC Reports, the Company does not currently generate significant recurring revenue. The SEC Reports set forth, as of the date hereof, all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness, except where such default would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

(cc) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(dd) Anti-Bribery. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any officer, employee, agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) that is in violation of law, or (iv) violated, in any material respect, any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”).

(ee) Acknowledgment Regarding Purchaser’s Purchase of Common Shares. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby, and any advice given by the Purchaser or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby, is merely incidental to the Purchaser’s purchase of the Common Shares. The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ff) Acknowledgement Regarding Purchaser’s Trading Activity. Anything in the Transaction Documents to the contrary notwithstanding, it is understood and acknowledged by the Company that: (i) the Purchaser has not been asked by the Company to agree, nor has the Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Common Shares for any specified term; (ii) past or future open market or other transactions by the Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) the Purchaser, and counter-parties in “derivative” transactions to which the Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) the Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) the Purchaser may engage in hedging activities at various times during the period that the Common Shares are outstanding and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(gg) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Common Shares, (ii) sold, bid for, or purchased, or paid any compensation for soliciting purchases of, any of the Common Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another Person to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Common Shares.

(hh) No Conflicts with Sanctions Laws. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary, is currently subject to any U.S. sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”)).

(ii) U.S. Real Property Holding Corporation. The Company is not and has never been, and so long as any of the Common Shares are held by any of the purchasers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(jj) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”), and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(kk) Compliance with Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

3.2 Representations and Warranties of the Purchaser. The Purchaser hereby makes the following representations and warranties to the Company:

(a) Organization; Authority. The Purchaser is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.

(b) Validity; Enforcement. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on the ability of such Purchaser to perform its obligations hereunder or consummate the transactions contemplated hereby and thereby on a timely basis.

(d) No Public Sale or Distribution; No Understandings or Arrangements. Such Purchaser understands that the Common Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Common Shares as principal for its own account and not with a view to or for distributing or reselling such Common Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Common Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Common Shares (this representation and warranty not limiting the Purchaser’s right to sell the Common Shares otherwise in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Common Shares hereunder in the ordinary course of its business.

(e) Accredited Investor Status. Such Purchaser is an “accredited investor” as defined in Regulation D under the Securities Act.

(f) Reliance on Exemptions. Such Purchaser understands that the Common Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Common Shares.

(g) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Shares, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Common Shares. The Purchaser is able to bear the economic risk of an investment in the Common Shares and, at the present time, is able to afford a complete loss of such investment.

(h) Access to Information. The Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Purchaser acknowledges and agrees that neither the placement agent, if any, nor any Affiliate of the placement agent, if any, has provided the Purchaser with any information or advice with respect to the Common Shares nor is such information or advice necessary or desired. Neither the placement agent, if any, nor any Affiliate has made or makes any representation as to the Company or the quality of the Common Shares and the placement agent, if any, and any of its Affiliates may have acquired non-public information with respect to the Company that the Purchaser agrees need not be provided to it. In connection with the issuance of the Common Shares to the Purchaser, neither the placement agent, if any, nor any of its Affiliates has acted as a financial advisor or fiduciary to the Purchaser.

(i) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(j) Certain Transactions and Confidentiality. Such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, directly or indirectly, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(k) Ownership of Common Stock. The Purchaser, together with the Purchaser’s Affiliates and associates and any Person with which the Purchaser is acting jointly or in concert, will upon Closing beneficially own less than 10% of the issued and outstanding shares of Common Stock, and, solely for purposes of calculating such beneficial ownership for purposes of this Agreement, any such Person will be deemed to beneficially own any shares of Common Stock that such Person otherwise has the right to acquire within 60 days (including upon the occurrence of a contingency or the making of a payment) pursuant to any convertible security, agreement, arrangement, pledge or understanding, whether or not in writing.

(l) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares.

(m) Brokers or Finders. Neither such Purchaser nor any of its affiliates (as defined in Rule 144) or any of their respective officers or directors has employed any broker or finder or incurred any liability for any financial advisory fee, brokerage fees, commissions or finder’s fee, and no broker or finder has acted directly or indirectly for such Purchaser or any of its affiliates or any of their respective officers or directors in connection with this Agreement or the transactions contemplated hereby.

(n) Transfer or Resale. Such Purchaser understands that the Common Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Common Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 3.2(o), the Company may require the transferor thereof to provide the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Common Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

(o) Legends. Such Purchaser understands that the book-entry or other instruments representing the Common Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Common Shares):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. NOTWITHSTANDING THE FOREGOING, AFTER THE DATE THAT IS 180 DAYS FROM ISSUANCE, THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Common Shares to a financial institution that is an “accredited investor” as defined in Regulation D under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Common Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Common Shares may reasonably request in connection with a pledge or transfer of the Common Shares, including, if the Common Shares are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424 under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders (as defined in the Registration Rights Agreement) thereunder.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV
COVENANTS
4.1 Best Efforts. Each party shall use its reasonable best efforts to timely satisfy each of the covenants and the conditions to be satisfied by it as provided in Section 2.3 of this Agreement.
4.2 Blue Sky. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Common Shares for, sale to the Purchasers at the applicable Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.3 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Common Shares may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.4 Registration. Until the earliest of the time that no Purchaser owns Common Shares, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

4.5 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Common Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.6 Securities Laws Disclosure; Publicity. The Company shall (a) by 9:00 a.m. (New York City time) on the fourth Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company shall have publicly disclosed all material, non-public information delivered to the Purchaser by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents.

4.7 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.8 Use of Proceeds. The Company shall use the net proceeds from the sale of the Common Shares hereunder for general corporate purposes, repayment of Indebtedness, business development, working capital and general and administrative expenses and shall not use such proceeds in violation of FCPA, OFAC regulations and Anti-Money Laundering Laws, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

4.9 Listing of Common Stock. Concurrently with the Closing, the Company shall apply to list or quote all of the Shares on the Trading Market and promptly secure the listing of all of the Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Common Shares, and will take such other action as is necessary to cause all of the Common Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such Trading Market.

4.10 Certain Transactions and Confidentiality. The Purchaser covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6. The Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6, the Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) the Purchaser does not make any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) the Purchaser shall not be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) the Purchaser shall not have any duty of confidentiality to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.6.

4.11 Indemnification of Purchaser. Subject to the provisions of this Section 4.11, the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party that constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable written opinion of counsel to the Purchaser furnished to the Company, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.11 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred, but if the Purchaser Party is later determined not to be entitled to indemnification under this Section 4.11 or otherwise, the Purchaser Party will promptly return any moneys paid pursuant to this sentence. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others, and any liabilities the Company may be subject to pursuant to law.

ARTICLE V
TERMINATION

5.1 Termination. In the event that the Closing shall not been consummated with respect to a Purchaser on or before December 31, 2019; provided, however, that no such termination will affect the right of either party to sue for any breach by the other party.

ARTICLE VI
MISCELLANEOUS

6.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Common Shares to the Purchaser.

6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature page attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature page attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, (d) upon actual receipt by the party to whom such notice is required to be given, or (e) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice). The addresses, facsimile numbers and e-mail addresses for such notices and communications shall be as set forth on the signature page attached hereto.

6.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the holders of at least a majority of the aggregate amount of Common Shares issued and issuable hereunder, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5 Headings. The headings of this Agreement are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect the interpretation of any of the provisions of this Agreement.

6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. Following the Closing, the Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Common Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Common Shares, by the provisions of the Transaction Documents that apply to the “Purchaser.”

6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns only, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee shall have the right to enforce the obligations of the Company with respect to Section 4.11.

6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such court is an improper or inconvenient venue for such suit, action or proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an suit, action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.11, the prevailing party in such suit, action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such suit, action or proceeding.

6.9 Survival. Unless this Agreement is terminated under Section 5, the representations and warranties contained in Sections 3.1(a) and (b) shall survive the Closing, and the agreements and covenants contained in Article IV shall survive the Closing until fully performed. Each Purchaser shall be responsible only for its own representations, warranties, agreements, and covenants hereunder.

6.10 Counterparts. This Agreement may be executed in two or more identical counterparts, both of which when taken together shall be considered one and the same agreement and this Agreement shall become effective when each party has delivered its signature to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed), with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.12 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

6.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion, from time to time, upon written notice to the Company, any relevant notice, demand or election, in whole or in part, without prejudice to its future actions and rights.

6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and the Company therefore agrees that the Purchasers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

6.15 Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser pursuant to any Transaction Document or the Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered, disgorged or required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then, to the extent of any such restoration, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.16 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.

6.17 Liquidated Damages. The Company’s obligation to pay any amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid amounts have been paid, notwithstanding the fact that the instrument or security pursuant to which such amounts are due and payable shall have been canceled.

6.18 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

6.19 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY EITHER PARTY AGAINST THE OTHER PARTY FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SANUWAVE HEALTH, INC.	Address for Notice: 3360 Martin Farm Road, Suite 100 Suwanee, GA 30024 Attn: Chief Financial Officer E-mail
By:_/s/ Lisa E. Sundstrom___________ Name: Lisa E. Sundstrom Title: Chief Financial Officer	Fax

With a copy to (which shall not constitute notice):

Murray Indick, Esq.
Morrison & Foerster LLP
425 Market Street
San Francisco, California 94105
Phone:
E-mail address:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

PURCHASER SIGNATURE PAGE TO SANUWAVE HEALTH, INC. COMMON STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Common Stock Purchase Agreement to be duly executed by an authorized signatory as of the date first indicated above.

Name of Purchaser: Opaleye, L.P.

Signature of Authorized Signatory of Purchaser: /s/James Silverman

Name of Authorized Signatory: James Silverman

Title of Authorized Signatory: General Manager

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of the Common Shares to Purchaser (if not same as address for notice):

Subscription Amount: $2,000,000

Shares:14,285,714

EIN Number (if applicable):

Broker Name:

DTC Participant Number:

PURCHASER SIGNATURE PAGE TO SANUWAVE HEALTH, INC. COMMON STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Common Stock Purchase Agreement to be duly executed by an authorized signatory as of the date first indicated above.

Name of Purchaser: Kerri E. Johnson

Signature of Authorized Signatory of Purchaser: /s/Kerri E. Johnson

Name of Authorized Signatory: Kerri E. Johnson

Title of Authorized Signatory: Individual

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of the Common Shares to Purchaser (if not same as address for notice):

Subscription Amount: $50,000.00

Shares:
357,142

EIN Number (if applicable):

Broker Name:

DTC Participant Number:

PURCHASER SIGNATURE PAGE TO SANUWAVE HEALTH, INC. COMMON STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Common Stock Purchase Agreement to be duly executed by an authorized signatory as of the date first indicated above.

Name of Purchaser: George Johnson

Signature of Authorized Signatory of Purchaser: /s/George Johnson

Name of Authorized Signatory: George Johnson

Title of Authorized Signatory: Individual

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of the Common Shares to Purchaser (if not same as address for notice):

Subscription Amount: $100,000.00

Shares:
714,285

EIN Number (if applicable):

Broker Name:

DTC Participant Number:

PURCHASER SIGNATURE PAGE TO SANUWAVE HEALTH, INC. COMMON STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Common Stock Purchase Agreement to be duly executed by an authorized signatory as of the date first indicated above.

Name of Purchaser: GCI Partners Opportunity Fund, LP

Signature of Authorized Signatory of Purchaser: /s/ Niraj A. Gupta

Name of Authorized Signatory: Niraj A. Gupta

Title of Authorized Signatory: Managing member of GCI Partners, LLC

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of the Common Shares to Purchaser (if not same as address for notice):

Subscription Amount: $300,000

Shares:
2,142,857

EIN Number (if applicable):

Broker Name:

DTC Participant Number:

PURCHASER SIGNATURE PAGE TO SANUWAVE HEALTH, INC. COMMON STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Common Stock Purchase Agreement to be duly executed by an authorized signatory as of the date first indicated above.

Name of Purchaser: Niraj A. Gupta

Signature of Authorized Signatory of Purchaser: /s/ Niraj A. Gupta

Name of Authorized Signatory: Niraj A. Gupta

Title of Authorized Signatory: Individual

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of the Common Shares to Purchaser (if not same as address for notice):

Subscription Amount: $150,000.00

Shares:
1,071,428

EIN Number (if applicable):

Broker Name:

DTC Participant Number:

PURCHASER SIGNATURE PAGE TO SANUWAVE HEALTH, INC. COMMON STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Common Stock Purchase Agreement to be duly executed by an authorized signatory as of the date first indicated above.

Name of Purchaser: Meera Holdings LLC

Signature of Authorized Signatory of Purchaser: /s/ Sanjay Hingorani

Name of Authorized Signatory: Sanjay Hingorani

Title of Authorized Signatory: Manager and Authorized Representative

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of the Common Shares to Purchaser (if not same as address for notice):

Subscription Amount: $100,100.00

Shares:715,000

EIN Number (if applicable):

Broker Name:

DTC Participant Number:

PURCHASER SIGNATURE PAGE TO SANUWAVE HEALTH, INC. COMMON STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Common Stock Purchase Agreement to be duly executed by an authorized signatory as of the date first indicated above.

Name of Purchaser: Nainoor Thakore

Signature of Authorized Signatory of Purchaser: /s/ Nainoor Thakore

Name of Authorized Signatory: Nainoor Thakore

Title of Authorized Signatory: Individual

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of the Common Shares to Purchaser (if not same as address for notice):

Subscription Amount: $100,000.00

Shares:
714,285

EIN Number (if applicable):

Broker Name:

DTC Participant Number:

SCHEDULE 3.1(g)

COMPANY CAPITALIZATION TABLE

COMMON STOCK AND COMMON STOCK EQUIVALENTS
ISSUED, OUTSTANDING AND RESERVED

Exhibit A

FORM OF

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December 11, 2019, is by and among SANUWAVE Health, Inc., a Nevada corporation (the “Company”), and each of the undersigned investors (each a “Purchaser,” and collectively, the “Purchasers”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Common Stock Purchase Agreement by and among the parties hereto, dated as of December 11, 2019 by and between, inter alia, the parties hereto, dated as of the date hereof (the “Purchase Agreement”).

RECITALS

A.     In connection with the Purchase Agreement, the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue the Common Shares to the Purchasers.

B.     To induce the Purchasers to consummate the transactions contemplated by the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), under the terms and subject to the conditions set out in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a) “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(b) “Common Shares” means the Common Shares issued to the Purchasers pursuant to the Purchase Agreement.

(c) “Closing Date” shall have the meaning set forth in the Purchase Agreement.

(d) “Effective Date” means the date that the applicable Registration Statement has been declared effective by the SEC.

(e) “Effective Purchase Price” means for each Purchaser, the amount of Common Shares issued to such Purchaser pursuant to the Purchase Agreement multiplied by the Per Security Purchase Price.

(f) “Effectiveness Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the earlier of (A) May 30, 2020 and (B) 2nd Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review and (ii) with respect to any new Registration Statements that may be required to be filed by the Company pursuant to Section 2(c) of this Agreement, the earlier of the (A) 30th calendar day following the date on which the Company was required to file such additional Registration Statement and (B) 2nd Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such additional Registration Statement will not be reviewed or will not be subject to further review; provided, however, if (but only if) a Filing Failure did not occur, then such time periods shall be tolled on a day-for-day basis for so long as the Company’s audited financial statements are stale pursuant to Regulation S-X Rule 3-12(b).

(g)  “Filing Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the earlier of (x) April 30, 2020; and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement.

(h) “Investor” means a Purchaser or any transferee or assignee of any Registrable Securities, to whom a Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee of any Registrable Securities, assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(i) “Per Security Purchase Price” means $0.14.

(j) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, or any other entity of any kind or nature whatsoever, a trust, an unincorporated organization or a government or any department or agency thereof.

(k) “Principal Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

(l) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and the declaration of effectiveness of such Registration Statement(s) by the SEC.

(m) ”Registrable Securities” means the Common Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent public distribution of them shall not require registration under the Securities Act; or (c) the Registrable Securities are freely saleable under Rule 144 under the Securities Act without volume limitations.

(n)  “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities.

(o) “Required Registration Amount” means the aggregate amount of Registrable Securities, as decreased from time to time as certain Common Shares cease to be Registrable Securities in accordance with Section 1(m).

(p) “Rule 144” means Rule 144 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration.

(q) “SEC” means the United States Securities and Exchange Commission or any successor thereto.

(r) “Transaction Documents” means this Agreement, the Purchase Agreement, and any other agreements, instruments, or documents entered into pursuant to this Agreement.

2. Registration.

(a) Mandatory Registration. The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC an initial Registration Statement on Form S-1 covering the resale of all of the Registrable Securities, provided that such initial Registration Statement shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount as of the date such Registration Statement is initially filed with the SEC. Such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement. The Investors shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its commercially reasonable efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, declared effective by the SEC as soon as practicable, but in no event later than the applicable Effectiveness Deadline for such Registration Statement. Except as contemplated in Section 3(f), and except with respect to the information furnished in writing to the Company by the Investors expressly for use in connection with the preparation of the Registration Statement and any amendments or supplements thereto or prospectus contained therein (as to which the Company makes no representation or warranty), the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) Legal Counsel. Subject to Section 5 hereof, the Purchasers shall have the right to select one (1) legal counsel to review and oversee, solely on its behalf, any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Morrison & Foerster LLP.

(c) Sufficient Number of Shares Registered. In the event the number of shares available under any Registration Statement is insufficient to cover the Required Registration Amount or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(g), the Company shall amend such Registration Statement (if permissible), or file with the SEC a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use reasonable best efforts to cause such amendment to such Registration Statement and/or such new Registration Statement (as the case may be) to become effective as soon as practicable following the filing thereof with the SEC, but in no event later than the applicable Effectiveness Deadline for such Registration Statement. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the applicable Registration Statement is less than the Required Registration Amount.

(d) Reduction of Offering. Notwithstanding anything to the contrary contained in this Agreement, but subject to the payment of the Registration Delay Payments pursuant to Section 2(e), in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by, or on behalf of, the Company, or in any other manner, such that the Staff or the SEC do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Investors participating therein (or as otherwise may be acceptable to each Investor) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement by all Investors until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid. In making such reduction, the Company shall reduce the number of shares to be included by all Investors on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Investor).  The Investors shall have the right to participate or have their counsel participate in any meetings or discussions with the Staff regarding the Staff’s position and to comment or have their counsel comment on any written submission made to the Staff with respect thereto. No such written submission shall be made to the Staff to which an Investor’s counsel reasonably objects. In addition, in the event that the Staff or the SEC requires any Investor seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an ”underwriter” in order to permit such Registration Statement to become effective, and such Investor does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Investor, until such time as the Staff or the SEC does not require such identification or until such Investor accepts such identification and the manner thereof. Any reduction pursuant to this paragraph will first reduce all securities that are not Registrable Securities, if any such securities are permitted by Investors to be included in accordance with the terms of this Agreement. In the event of any reduction in Registrable Securities pursuant to this paragraph, an affected Investor shall have the right to require, upon delivery of a written request to the Company signed by such Investor, the Company to file a registration statement within thirty (30) days of such request (subject to any restrictions imposed by Rule 415 or required by the Staff or the SEC) for resale by such Investor in a manner acceptable to such Investor, and the Company shall, following such request, cause to be and keep effective such registration statement in the same manner as otherwise contemplated in this Agreement for registration statements hereunder, in each case until such time as: (i) all Registrable Securities held by such Investor have been registered and sold pursuant to an effective Registration Statement in a manner acceptable to such Investor or (ii) all Registrable Securities may be resold by such Investor without restriction (including, without limitation, volume limitations) pursuant to Rule 144 (taking account of any Staff position with respect to “affiliate” status) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (iii) such Investor agrees to be named as an underwriter in any such Registration Statement in a manner acceptable to such Investor as to all Registrable Securities held by such Investor and that have not theretofore been included in a Registration Statement under this Agreement (it being understood that the special demand right under this sentence may be exercised by an Investor multiple times and with respect to limited amounts of Registrable Securities in order to permit the resale thereof by such Investor as contemplated above).

(e) Piggyback Registration. Without limiting any obligation of the Company hereunder or under the Purchase Agreement, if there is not an effective Registration Statement covering all of the Registrable Securities or the prospectus contained therein is not available for use and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans), then the Company shall deliver to each Investor a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Investor requests to be registered; provided, however, the Company shall not be required to register any Registrable Securities pursuant to this Section 2(g) that are eligible for resale pursuant to Rule 144 without restriction (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or that are the subject of a then-effective Registration Statement.

(f) Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time such Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee or assignee (as the case may be) that becomes an Investor shall be allocated a pro rata portion of the then-remaining number of Registrable Securities included in such Registration Statement for such transferor or assignee (as the case may be). Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.

(g) No Inclusion of Other Securities. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Investors. Until the Applicable Date (as defined in the Purchase Agreement), the Company shall not enter into any agreement providing any registration rights to any of its security holders and the Company shall not file any other registration statement until such time.

3. Related Obligations. The Company shall use reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to all the Registrable Securities (but in no event later than the applicable Filing Deadline) and use reasonable best efforts to cause such Registration Statement to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). Subject to Allowable Grace Periods, the Company shall keep each Registration Statement effective (and the prospectus contained therein available for use) at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities required to be covered by such Registration Statement (disregarding any reduction pursuant to Section 2(e)) without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed and at all times while effective, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement (1) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading and (2) will disclose (whether directly or through incorporation by reference to other SEC filings to the extent permitted) all material information regarding the Company and its securities. Subject to the provisions of the definition of “Effectiveness Deadline,” the Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement (as the case may be) and (ii) the consent of Legal Counsel is obtained pursuant to Section 3(c) (which consent shall be immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request.

(b) Subject to Section 3(p) of this Agreement, the Company shall prepare and file with the SEC such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep each such Registration Statement effective at all times during the Registration Period for such Registration Statement, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement; provided, however, by 8:30 a.m. (New York time) on the Business Day immediately following each Effective Date, the Company shall file with the SEC in accordance with Rule 424(b) under the 1933 Act the final prospectus to be used in connection with sales pursuant to the applicable Registration Statement (whether or not such a prospectus is technically required by such rule) . In the case of amendments and supplements to any Registration Statement which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q or Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c) The Company shall (A) permit Legal Counsel and legal counsel for each other Investor to review and comment upon (i) each Registration Statement at least three (3) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to each Registration Statement (including, without limitation, the prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel or any legal counsel for any other Investor reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto or to any prospectus contained therein without the prior consent of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall promptly furnish to Legal Counsel and, upon each other Investor’s written request, legal counsel for each such other Investor, without charge, (i) copies of any correspondence from the SEC or the Staff to the Company or its representatives relating to each Registration Statement, provided that such correspondence shall not contain any material, non-public information regarding the Company or any of its Subsidiaries (as defined in the Purchase Agreement), (ii) after the same is prepared and filed with the SEC, one (1) copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of each Registration Statement, one (1) copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel and legal counsel for each other Investor in performing the Company’s obligations pursuant to this Section 3.

(d) The Company shall promptly furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) after the same is prepared and filed with the SEC, at least one (1) copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of each Registration Statement, one (1) copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request from time to time) and (iii) such other documents, including, without limitation, copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor, provided that any such item which is available on the SEC’s EDGAR System (or successor thereto) need not be furnished in physical form.

(e) Upon the reasonable request of an Investor, the Company shall use reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f) The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Company or any of its Subsidiaries), and, subject to Section 3(p), promptly prepare a supplement or amendment to such Registration Statement and such prospectus contained therein to correct such untrue statement or omission and deliver one (1) copy of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), and when the Company receives written notice from the SEC that a Registration Statement or any post-effective amendment will be reviewed by the SEC, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate; and (iv) of the receipt of any request by the SEC or any other federal or state governmental authority for any additional information relating to the Registration Statement or any amendment or supplement thereto or any related prospectus. The Company shall respond as promptly as practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto (it being understood and agreed that the Company’s response to any such comments shall be delivered to the SEC no later than three (3) Business Days after the receipt thereof).

(g) The Company shall (i) use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of each Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and (ii) immediately notify Legal Counsel and each Investor who holds Registrable Securities of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the 1933 Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at such Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(i) Without limiting any obligation of the Company under the Purchase Agreement, the Company shall use commercially reasonable efforts either to (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, (ii) secure designation and quotation of all of the Registrable Securities covered by each Registration Statement on the OTC Bulletin Board, or (iii) if, despite the Company’s efforts to satisfy the preceding clauses (i) or (ii), the Company is unsuccessful in satisfying the preceding clauses (i) or (ii), without limiting the generality of the foregoing, to use commercially reasonable efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority (“FINRA”) as such with respect to such Registrable Securities. In addition, the Company shall cooperate with each Investor and any broker or dealer through which any such Investor proposes to sell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by such Investor. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(i).

(j) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts (as the case may be) as the Investors may reasonably request from time to time and registered in such names as the Investors may request.

(k) If requested by an Investor, the Company shall as soon as practicable after receipt of notice from such Investor and subject to Section 3(p) hereof, (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or prospectus contained therein if reasonably requested by an Investor holding any Registrable Securities.

(l) The Company shall use commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(m) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of each Registration Statement.

(n) The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(o) Within one (1) Business Day after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

(p) Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 3(p)), at any time after the Effective Date of a particular Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company or any of its Subsidiaries the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”), provided that the Company shall promptly notify the Investors in writing of the (i) existence of material, non-public information giving rise to a Grace Period (provided that in each such notice the Company shall not disclose the content of such material, non-public information to any of the Investors) and the date on which such Grace Period will begin and (ii) date on which such Grace Period ends, provided further that (I) no Grace Period shall exceed ten (10) consecutive days and during any three hundred sixty five (365) day period all such Grace Periods shall not exceed an aggregate of thirty (30) days, (II) the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period and (III) no Grace Period may exist during the sixty (60) Trading Day period immediately following the Effective Date of such Registration Statement (provided that such sixty (60) Trading Day period shall be extended by the number of Trading Days during such period and any extension thereof contemplated by this proviso during which such Registration Statement is not effective or the prospectus contained therein is not available for use) (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, such Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) above and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) above and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of each Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary contained in this Section 3(p), the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the particular Registration Statement to the extent applicable, prior to such Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

(q) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by each Investors of its Registrable Securities pursuant to each Registration Statement.

4. Obligations of the Investors.

(a) At least five (5) Business Days prior to the first anticipated filing date of each Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor with respect to such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary in this Section 4(c), the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which such Investor has not yet settled.

(d) Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, FINRA filing fees (if any) and fees and disbursements of counsel for the Company shall be paid by the Company.

6. Indemnification.

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor and each of its directors, officers, managers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls such Investor within the meaning of the 1933 Act or the 1934 Act and each of the directors, officers, managers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Indemnified Person”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, or any preliminary or final prospectus, and (ii) shall not be available to a particular Investor to the extent such Claim is based on a failure of such Investor to deliver or to cause to be delivered the prospectus made available by the Company (to the extent applicable), including, without limitation, a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d) and then only if, and to the extent that, following the receipt of the corrected prospectus no grounds for such Claim would have existed; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of any of the Registrable Securities by any of the Investors pursuant to Section 9.

(b) In connection with any Registration Statement in which an Investor is participating, such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or any preliminary or final prospectus; and, subject to Section 6(c) and the below provisos in this Section 6(b), such Investor will reimburse an Indemnified Party any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed, provided further that such Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the applicable sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of any of the Registrable Securities by any of the Investors pursuant to Section 9.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party (as the case may be) under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party (as the case may be); provided, however, an Indemnified Person or Indemnified Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Indemnified Person or Indemnified Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Indemnified Person or Indemnified Party (as the case may be) and the indemnifying party, and such Indemnified Person or such Indemnified Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Person or such Indemnified Party and the indemnifying party (in which case, if such Indemnified Person or such Indemnified Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party, provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnified Person or Indemnified Party (as the case may be). The Indemnified Party or Indemnified Person (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person (as the case may be) which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person (as the case may be) with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party (as the case may be) under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action. Notwithstanding anything to the contrary contained above or otherwise in this Agreement, a Purchaser shall be entitled, as to itself and any of its related Indemnified Parties, including without limitation its agents and representatives, maintain the control of the defense of any action for which it (or they) may seek indemnification hereunder, and the Company and its counsel shall fully cooperate in such defense as such Purchaser and its counsel may request, all at the cost and expense of the Company (including without limitation, the attorneys’ fees and other costs and expenses of the Purchasers and their related Indemnified Parties’ legal counsel). Any amounts for which the Company is responsible pursuant to the immediately preceding sentence shall be paid promptly to, or as directed by, such Purchaser from time to time, and may be offset by such Purchaser, at its discretion, against any amounts from time to time owed by such Purchaser to the Company under the Transaction Documents.

(d) No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

(e) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(f) The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to such Registration Statement. Notwithstanding the provisions of this Section 7, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that such Investor has otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

8. Reports Under the 1934 Act. With a view to making available to the Investors the benefits of Rule 144, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood and agreed that nothing herein shall limit any obligations of the Company under the Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) take all such actions necessary to maintain its eligibility to sell such securities pursuant to Rule 144; except if (i) there is material non-public information regarding the Company which the Company’s Board of Directors reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Company’s Board of Directors reasonably determines not to be in the Company’s best interest to disclose and which the Company would be required to disclose to comply with this Section 9, then the Company’s obligations under this Section 9 shall be postponed for a period of time reasonably determined by the Company’s Board of Directors.

9. Assignment of Registration Rights. All or any portion of the rights under this Agreement shall be automatically assignable by each Investor to any transferee or assignee (as the case may be) of all or any portion of such Investor’s Registrable Securities if: (i) such Investor agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (as the case may be); (ii) the Company is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (a) the name and address of such transferee or assignee (as the case may be), and (b) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the 1933 Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence such transferee or assignee (as the case may be) agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer or assignment (as the case may be) shall have been made in accordance with the applicable requirements of the Purchase Agreement; and (vi) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws.

10. Amendment of Registration Rights. Provisions of this Agreement may be amended only with the written consent of the Company and the Investors. Any amendment effected in accordance with this Section 10 shall be binding upon each Investor and the Company, provided that no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of the holders of Registrable Securities, (2) imposes any monetary obligation or liability, or any material obligation or liability, on any Investor without such Investor’s prior written consent (which may be granted or withheld in such Investor’s sole discretion) or (3) applies retroactively. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Investors (in a writing signed by all of the Investors) may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 10 shall be binding on each Investor, provided that no such waiver shall be effective to the extent that it (1) applies to less than all the Investors (unless a party gives a waiver as to itself only) or (2) imposes any monetary obligation or liability, or any material obligation or liability, on any Investor without such Investor’s prior written consent (which may be granted or withheld in such Investor’s sole discretion). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11. Miscellaneous.

(a) This Agreement shall be effective as of the date hereof. This Agreement shall automatically terminate as to any Registrable Securities, at such time when the Investors of such Registrable Securities ceases to hold or be entitled to any such Registrable Securities except that the obligations of such Investors under Sections 4 and 6 shall survive such termination. This Agreement shall terminate automatically, and the Company shall have no further obligations hereunder, at such time when no Investor holds Registrable Securities.

(b) Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns, or is deemed to own, of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(c) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) by electronic mail (provided confirmation of transmission is electronically generated and kept on file by the sending party); or (iv) one (1) Business Day after deposit with a nationally recognized overnight delivery service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

SANUWAVE Health, Inc.
3360 Martin Farm Road, Suite 100
Suwanee, GA 30024
Facsimile:
E-mail address:
Attention: Chief Financial Officer

If to the Transfer Agent:

Action Stock Transfer Corp.
7069 S. Highland Drive, Suite 300
Salt Lake City, Utah 84121
Facsimile:
E-mail address:
Attention:

If to the Legal Counsel:

Murray Indick, Esq.
Morrison & Foerster LLP
425 Market Street
San Francisco, California 94105
Phone:
E-mail address:

If to a Purchaser, to its address, facsimile number or e-mail address (as the case may be) set forth on the Schedule of Purchasers attached to the Purchase Agreement, with copies to such Purchaser’s representatives as set forth on the Schedule of Purchasers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail transmission containing the time, date and recipient facsimile number or e-mail address or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(d) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. The Company and each Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by any other party hereto and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which any party may be entitled by law or equity.

(e) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(f) This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein constitute the entire agreement among the parties hereto and thereto solely with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto solely with respect to the subject matter hereof and thereof; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Investor has entered into with, or any instrument that any Investor received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Investor in the Company, (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries or any rights of or benefits to any Investor or any other Person in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Investor or any instrument that any Investor received prior to the date hereof from the Company and/or any of its Subsidiaries and all such agreements and instruments shall continue in full force and effect or (iii) limit any obligations of the Company under any of the other Transaction Documents.

(g) Subject to compliance with Section 9 (if applicable), this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective permitted successors and assigns and the Persons referred to in Sections 6 and 7 hereof.

(h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(i) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party. Notwithstanding anything to the contrary set forth in Section 10, terms used in this Agreement but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by each Investor.

(l) All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Investors.

(m) The obligations of each Investor under this Agreement and the other Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement or any of the other the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among Investors.

[Signature pages follow.]

  IN WITNESS WHEREOF, the Purchasers and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

SANUWAVE HEALTH, INC.	Address for Notice: 3360 Martin Farm Road, Suite 100 Suwanee, GA 30024 Attn: Chief Financial Officer E-mail
By:___________________________________ Name: Lisa E. Sundstrom Title: Chief Financial Officer	Fax

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Registration Rights Agreement to be duly executed by an authorized signatory as of the date first indicated above.

Name of Purchaser: ________________

Signature of Authorized Signatory of Purchaser: __________________

Name of Authorized Signatory: _________________

Title of Authorized Signatory: ___________________

Email Address of Authorized Signatory: ___________________

Facsimile Number of Authorized Signatory: ___________________

Address for Notice to Purchaser: ___________________

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